UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 16, 2009

Date of Report (Date of earliest event reported)

First Chester County Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12870	23-2288763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 North High Street, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(484) 881-4000

(Registrant’s telephone number, including area code)

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Form 8-K filed by First Chester County Corporation (“FCCC”) on January 2, 2009 to include the information required by Item 9.01 of the Form 8-K in connection with FCCC’s recent acquisition of American Home Bank, National Association (“AHB”).

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The audited consolidated financial statements of AHB, including the report of the independent auditor, Beard Miller Company LLP, required by this Item appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited consolidated financial statements of AHB required by this Item appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)  Pro Forma Financial Information

The pro forma financial information required by this Item appear at Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(c)  Shell company transactions

Not applicable

(d)  Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of September 18, 2008, by and among FCCC, First National Bank of Chester County (“FNB”), the wholly-owned subsidiary of FCCC, and AHB, as amended pursuant to the Amendment to Agreement and Plan of Merger, dated as of October 14, 2008 (incorporated by reference to Annex A to the proxy statement/prospectus on FCCC’s Registration Statement No. 333-154273 on Form S-4/A filed with the Securities and Exchange Commission on October 30, 2008).

23.1	Consent of Beard Miller Company LLP, Independent Auditor of AHB.

99.1	Press Release, dated January 2, 2009. (Previously filed as Exhibit 99.1 to FCCC’s Current Report on Form 8-K filed on January 2, 2009.)

99.2	Audited Consolidated Financial Statements of AHB as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and Independent Auditors’ Report thereon.

99.3	Unaudited Consolidated Financial Statements of AHB as of and for the nine months ended September 30, 2008.

99.4	Unaudited Pro Forma Financial Information as of and for the year ended December 31, 2007 and for the nine months ended September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2009	FIRST CHESTER COUNTY CORPORATION

	By:	/s/ John Balzarini
	Name:	John Balzarini
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of September 18, 2008, by and among FCCC, First National Bank of Chester County (“FNB”), the wholly-owned subsidiary of FCCC, and AHB, as amended pursuant to the Amendment to Agreement and Plan of Merger, dated as of October 14, 2008 (incorporated by reference to Annex A to the proxy statement/prospectus on FCCC’s Registration Statement No. 333-154273 on Form S-4/A filed with the Securities and Exchange Commission on October 30, 2008).

23.1	Consent of Beard Miller Company LLP, Independent Auditor of AHB.

99.1	Press Release, dated January 2, 2009. (Previously filed as Exhibit 99.1 to FCCC’s Current Report on Form 8-K filed on January 2, 2009.

99.2	Audited Consolidated Financial Statements of AHB as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and Independent Auditors’ Report thereon.

99.3	Unaudited Consolidated Financial Statements of AHB as of and for the nine months ended September 30, 2008.

99.4	Unaudited Pro Forma Financial Information as of and for the year ended December 31, 2007 and for the nine months ended September 30, 2008.